Financial Overview
Andrew W. Evans
Executive Vice President & CFO
2007 Analyst Conference
March 22, 2007
New York

Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may," "plan," "predict," "project,” "future," "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission.  Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

Non-GAAP Measures
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT),which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
Reconciliation of non-GAAP financial measures referenced in this presentation are included in our Form 10-K filing with the Securities and Exchange Commission and are available on the company’s website at www.aglresources.com under the Investor Relations section.

UTILITY OPERATIONS WILL BE SIGNIFICANT DRIVER
OF 2007 EARNINGS GROWTH
Key Growth Drivers for 2007
•
Return to normal weather and usage patterns
•
LDC marketing and customer retention investments
•
Continued operational efficiency and cost control focus
•
Continued strong results from retail operations
•
Volatility in wholesale market provides upside potential

Excludes
mark-to-market and
lower-of-cost-or-
market adjustments
from future earnings
Resulting Earnings Per (Basic) Share = $2.75 to $2.85
(based on average shares outstanding of 77.6 million)
($6) – ($8)
$8 - $10
$50 - $60
$68 - $75
2007 Earnings Guidance

2005 Actual
2006 Actual
2007 Forecast
Note: Corporate EBIT excluded from calculations.
Regulated Portion of EBIT Expected to Increase

 Reported EBIT
  ($ millions)
•
Decreased margins at Distribution Operations from weather and conservation; operating expenses decreased; property sales
•
SouthStar results driven by higher commodity margins and optimizing storage and transportation
•
Sequent results significantly higher than 2005, driven by gain on storage hedges as forward NYMEX prices moved downward
Prior-Year Q1 Earnings Drivers

*Realization of our original hedged economic margin as the hedging derivatives were settled.
Sequent 2006 Reconciliation
Continued Focus on Transparency

Annualized Dividend Per Share
Dividend Payout*
•
  11% dividend increase in February 2007
•
  Commitment to grow dividend in excess of earnings growth
•
  Will move toward peer group average payout ratio over time
•
  Current yield of 4.1% compared with peer group average of 3.6%
* Based on current annualized dividend payout ratios and 2007 FirstCall earnings estimates as of March 16, 2007.
Commitment to Dividend Growth

Cash flow deployment
opportunities

 2006-2011P FFO
 CAGR = 5.3%

 ($MM)
Note: PRP and ERC values include recoverable and non-recoverable expenditures
Available Cash Flow For Strategic Projects and Return To Shareholders

•
Undrawn credit facilities:
•
$1 billion Senior Facility
•
$75 million at SouthStar
Note:  Percentages above as of 12/31/06.
* Excludes interest rate swaps and unamortizedissuance costs of gas facility revenue bonds.
Strong Balance Sheet and Liquidity

$75mm 8.17% Notes Callable after May 31, 2007
$200mm Gas Facility Revenue Bonds
$250mm 6.00% Senior Notes due 2034
$182mm 8.63% Weighted Avg. Coupon Medium-Term Note
$175mm 6.375% Senior Notes
$200mm 4.95% Senior Notes
$225mm 4.45% Senior Notes
$15 mm  $8.33% Weighted
Avg. Coupon
Medium-Term
Notes
$300mm
7.125% Senior Notes
No Imminent Mandatory Debt Maturities

Reasons for Discount	Mitigating Factors
Leverage too high	Significantl reduced debt-to-cap ratioy	✓
Dividend payout ratio too low relative to peers	Five dividend increases in four years; moving toward peer average	✓
% of unregulated earnings contribution	Improved predictability of base earnings; improved transparency of disclosures	✓
Management team changes	New CEO, but long-term management team otherwise; no radical changes in strategy	✓
We Continue to Trade at a Discount

*Based on current dividend yield of approximately 4%
An Investment in ATG Provides …
•
Earnings growth track record
•
Dividend track record – competitive yield and growth in line with earnings
•
Return-focused, low-risk business approach
•
Conservative capital discipline and commitment to credit quality
•
LDC with improving growth prospects and regulatory certainty
•
Complementary earnings stream from non-utility operations
•
Capability to quickly integrate newly acquired assets
•
Compelling valuation

Questions?